SUPPLEMENT DATED MARCH 14, 2025
TO THE CURRENTLY EFFECTIVE STATUTORY PROSPECTUS
OF
ABACUS FCF INNOVATION LEADERS ETF (ABOT)
ABACUS TACTICAL HIGH YIELD ETF (ABHY)
ABACUS FCF REAL ASSETS LEADERS ETF (ABLD)
(each a “Fund” and together, the “Funds”)

Important Notice to Investors

Capitalized terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Funds’ Prospectus.

    Effective immediately, ABOT will change its dividend distribution payment frequency from annually to quarterly. Accordingly, the following information replaces in its entirety the first paragraph appearing under the heading “DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES – Fund Distributions” in the Funds’ Prospectus:

Each Fund generally pays out dividends from its net investment income, if any, quarterly and distributes its net capital gains, if any, annually. Each Fund typically earns dividends from stocks in which it invests and may generate net gains from certain foreign currency transactions. These amounts, net of expenses, are distributed to Fund shareholders as “income dividends.” Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain dividends.”

Please keep this supplement with your Prospectus for future reference.